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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): OCTOBER 31, 2001


                             FIRSTMERIT CORPORATION
             (Exact name of registrant as specified in its charter)



         OHIO                            0-10161              34-1339938
(State or other jurisdiction of        (Commission           (IRS employer
incorporation or organization)         file number)       identification number)



III CASCADE PLAZA, 7TH FLOOR  AKRON, OHIO      44308        (330) 996-6300
 (Address of Principal Executive Offices)    (Zip Code)   (Telephone Number)











                                    Copy to:

                                 Kevin C. O'Neil
                               Brouse McDowell LPA
                            500 First National Tower
                             Akron, Ohio 44308-1471
                                 (330) 434-5207

                                        1

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ITEM 5.  OTHER EVENTS.

         On October 31, 2001, FirstMerit Corporation announced it was exiting the manufactured housing lending business.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Financial Statements of Business Acquired.   Not applicable.

    (b)  Pro Forma Financial Information.  Not applicable.

    (c)  Exhibits

         99       Text of FirstMerit Corporation Press Release dated October 31,
                  2001


                                    SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FIRSTMERIT CORPORATION


Dated: October 31, 2001           By: /s/ Terrence E. Bichsel
                                     -------------------------------------------
                                          Terrence E. Bichsel, Executive Vice
                                          President and Chief Financial Officer